INCOME TAXES	12 Months Ended
Dec. 31, 2019
Disclosure Of Income Taxes [Abstract]
INCOME TAXES [Text Block]

23. INCOME TAXES

(a) Tax Assessments

Minera Santa Cruz y Garibaldi SA de CV ("MSCG"), a subsidiary of the Company, received a MXN 238 million assessment on October 12, 2010 by Mexican fiscal authorities for failure to provide the appropriate support for certain expense deductions taken in MSCG's 2006 tax return, failure to provide appropriate support for loans made to MSCG from affiliated companies, and deemed an unrecorded distribution of dividends to shareholders, among other individually immaterial items. MSCG immediately initiated a Nullity action and filed an administrative attachment to dispute the assessment.

In June 2015, the Superior Court ruled in favour of MSCG on a number of the matters under appeal; however, the Superior Court ruled against MSCG for failure to provide appropriate support for certain deductions taken in MSCG's 2006 tax return. In June 2016, the Company received a MXN 122.9 million ($6,500) tax assessment based on the June 2015 ruling.  The 2016 tax assessment comprised of MXN 41.8 million owed ($2,200) in taxes, MXN 17.7 million ($900) in inflationary charges, MXN 40.4 million ($2,200) in interest and MXN 23.0 million ($1,200) in penalties.  The 2016 tax assessment was issued for failure to provide the appropriate support for certain expense deductions taken in MSCG's 2006 tax return and failure to provide appropriate support for loans made to MSCG from affiliated companies. The MXN 122.9 million assessment includes interest and penalties. If MSCG agrees to pay the tax assessment, or a lesser settled amount, it is eligible to apply for forgiveness of 100% of the penalties and 50% of the interest.

The Company filed an appeal against the June 2016 tax assessment on the basis certain items rejected by the courts were included in the new tax assessment, while a number of deficiencies exist within the assessment. Since issuance of the assessment interest charges of MXN 7.6 million ($400) and inflationary charges of MXN 11.5 million ($600) has accumulated.

Included in the Company's consolidated financial statements, are net assets of $595, including $42 in cash, held by MSCG. Following the Tax Court's rulings, MSCG is in discussions with the tax authorities with regards to the shortfall of assets within MSCG to settle its estimated tax liability. An alternative settlement option would be to transfer the shares and assets of MSCG to the tax authorities. As of December 31, 2019, the Company's income tax payable includes an allowance for transferring the shares and assets of MSCG amounting to $595.  The Company is currently assessing MSCG's settlement options based on on-going court proceedings and discussion with the tax authorities.

Compania Minera Del Cubo SA de CV ("Cubo"), a subsidiary of the Company, received a MXN 58.5 million ($3,000) assessment in 2019 by Mexican fiscal authorities for alleged failure to provide the appropriate support for depreciation deductions taken in the Cubo 2016 tax return and denied eligibility of deductions of certain suppliers.  The tax assessment consists of MXN 24.1 million ($1,300) for taxes, MXN 21.0 million ($1,100) for penalties, MXN 10.4 million ($500) for interest and MXN 3.0 million ($100) for inflation.  As of December 31, 2019, the Cubo entity had MXN 1.6 billion ($84,600) in loss carry forwards which would be applied against any generated income. The Mexican tax authorities did not consider these losses in the assessment.

Due to the denial of certain suppliers for income tax purposes, the invoices are deemed ineligible for refunds of IVA paid on the invoices. The assessment includes MXN 14.7 million ($800) for re-payment of IVA (value added taxes) refunded on these supplier payments.  In the Company's judgement the suppliers and invoices meet the necessary requirements to be deductible for income tax purposes and the recovery of IVA.

The Company has filed an administrative appeal related to the 2016 Cubo Tax assessment. Cubo has provided a lien on certain El Cubo mining concessions during the appeal process. Since issuance of the assessment interest charges of MXN 4.9 million ($200) and inflationary charges of MXN 0.9 million ($100) has accumulated.

(b) Deferred Income Tax

	December 31,	December 31,
Mexico operations	2019	2018

Deferred income tax assets:
Tax loss carryforwards	$2,834	$16,532
Mineral properties, plant and equipment	1,826	-
Working capital	4,109	3,774
Deferred income tax liabilities:
Inventories	(1,802)	(1,838)
Mineral properties, plant and equipment	-	(9,621)
Other	(513)	(35)
Deferred income tax assets (liabilities), net	$6,454	$8,812

As at December 31, 2019, the Company had available for deduction against future taxable income in Mexico non-capital losses of approximately $162,501 (2018 - $149,924).  These losses, if unutilized, expire between 2020 to 2029.

As at December 31, 2019, the Company had $3,155 non-capital losses in Canada (2018 -$1,962), which expire between 2025 to 2028, and capital losses of $12,296 (2018 - $12,002), which do not expire.

When circumstances cause a change in management's judgment about the recoverability of deferred tax assets, the impact of the change will be reflected in current income.

(c) Income Tax Expense

	December 31,	December 31,
	2019	2018

Current income tax expense (recovery):
Current income tax expense in respect of current year	$2,901	$2,559
Special mining duty	-	1,850
Adjustments recognized in the current year in relation to prior years	(199)	68
Deferred income tax expense (recovery):
Deferred tax expense recognized in the current year	3,353	(10,745)
Special mining duty	(1,425)	1,315
Adjustments recognized in the current year in relation to prior years	(568)	(319)
Total income tax expense (recovery)	$4,062	$(5,272)

The reconciliation of the income tax provision computed at statutory tax rates to the reported income tax provision is as follows:

	December 31,	December 31,
	2019	2018

Canadian statutory tax rates	27.00%	27.00%

Income tax expense computed at Canadian statutory rates	$(11,881)	$(4,782)
Foreign tax rates different from statutory rate	(4,831)	(5,018)
Change in tax rates	-	291
Withholding taxes, net of tax credits	664	665
Stock-based compensation	586	541
Foreign exchange	2,985	3,738
Inflationary adjustment	2,404	3,710
Other non-deductible items	2,493	1,259
Adjustments recognized in the current year in relation to prior years	(568)	(319)
Current year losses not recognized	13,331	4,212
Special mining duty Mexican tax	(1,121)	535
Recognition of previously unrecognized losses	-	(10,104)
Income tax expense	$4,062	$(5,272)